Exhibit 23.2

Amisano Hanson's letter head

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form SB-2 Amendment No. 13 of our report dated November 10, 2004, relating to the financial statements of Stanford Management Ltd., as of August 31, 2004 and the reference to our firm as experts in the Registration Statement.

Vancouver, Canada                        /s/"Amisano Hanson"
December 20, 2005                        CHARTERED ACCOUNTANTS